Exhibit 10.1

FIFTEENTH AMENDMENT TO THE
FIRST AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP OF
SAUL HOLDINGS LIMITED PARTNERSHIP

THIS FIFTEENTH AMENDMENT TO THE FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF SAUL HOLDINGS LIMITED PARTNERSHIP (this “Amendment”), dated as of May 9, 2018, is entered into by the undersigned parties.
W I T N E S S E T H:
WHEREAS, Saul Holdings Limited Partnership (the “Partnership”) was formed as a Maryland limited partnership pursuant to that certain Certificate of Limited Partnership dated June 16, 1993 and filed on June 16, 1993 among the partnership records of the Maryland State Department of Assessments and Taxation, and that certain Agreement of Limited Partnership dated June 16, 1993 (the “Original Agreement”);
WHEREAS, the Original Agreement was amended and restated in its entirety by that certain First Amended and Restated Agreement of Limited Partnership of the Partnership dated August 26, 1993, which was further amended by that certain First Amendment dated August 26, 1993, by that certain Second Amendment dated March 31, 1994, by that certain Third Amendment dated July 21, 1994, by that certain Fourth Amendment dated December 1, 1996, by that certain Fifth Amendment dated July 6, 2000, by that certain Sixth Amendment dated November 5, 2003, by that certain Seventh Amendment dated November 26, 2003, by that certain Eighth Amendment dated December 31, 2007, by that certain Ninth Amendment dated March 27, 2008, by that certain Tenth Amendment dated April 4, 2008, by that certain Eleventh Amendment dated September 23, 2011, by that certain Twelfth Amendment dated February 12, 2013, by that certain Thirteenth Amendment dated November 12, 2014, and by that certain Fourteenth Amendment dated January 23, 2018 (as amended, the “Agreement”);
WHEREAS, pursuant to a Contribution Agreement, dated August 8, 2016, as amended by a First Amendment to Contribution Agreement dated May 7, 2018 (as amended, the “Contribution Agreement”), between the Partnership and B. F. Saul Real Estate Investment Trust, an affiliate and existing Partner of the Partnership (“Saul Trust”), the Saul Trust agreed to contribute certain land and the improvements located thereon known as Lots 2A and 2B, Ashburn Village Office Park to the Partnership in exchange for common units of limited partnership interests in the Partnership; and

WHEREAS, the undersigned parties, constituting all of the Partners of the Partnership, desire to amend Exhibit A to the Agreement to reflect the transactions contemplated by the Contribution Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the undersigned parties, intending legally to be bound, hereby agree as follows:

1.	The Exhibit A attached to the Agreement is hereby deleted in its entirety and replaced by the Exhibit A attached hereto.

2.
Except as the context may otherwise require, any terms used in this Fifteenth Amendment that are defined in the Agreement shall have the same meaning for purposes of this Amendment as in the Agreement.

Exhibit 10.1

3.
Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Agreement shall remain and continue in full force and effect and, except as amended hereby, all of the terms, covenants, provisions and conditions of the Agreement are hereby ratified and confirmed in all respects.

4.
This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Amendment immediately upon affixing its signature hereto.

[Signature Page Follows]

Exhibit 10.1

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the date first written above.

GENERAL PARTNER
SAUL CENTERS, INC.,
a Maryland corporation

By: /s/ Scott V. Schneider
Name: Scott V. Schneider
Title: Senior Vice President, Chief Financial Officer, Secretary and Treasurer

LIMITED PARTNERS

B. F. SAUL REAL ESTATE INVESTMENT TRUST,                                a Maryland unincorporated business trust

By: /s/ B. Francis Saul II
Name: B. Francis Saul II
Title: Chief Executive Officer and Chairman of the Board

WESTMINSTER INVESTING, LLC,
a Maryland limited liability company

By: /s/ B. Francis Saul II
Name: B. Francis Saul II
Title: President and Chairman of the Board

Exhibit 10.1

VAN NESS SQUARE CORPORATION,
a Maryland corporation

By: /s/ B. Francis Saul II
Name: B. Francis Saul II
Title: President and Chairman of the Board

DEARBORN, L.L.C.,
a Delaware corporation

By: /s/ B. Francis Saul II
Name: B. Francis Saul II
Title: Chief Executive Officer

B. F. SAUL PROPERTY COMPANY,
a Maryland corporation

By: /s/ B. Francis Saul II
Name: B. Francis Saul II
Title: Chairman of the Board

AVENEL EXECUTIVE PARK PHASE II, L.L.C.,
a Maryland corporation

By: /s/ Patrick T. Connors
Name: Patrick T. Connors
Title: Vice President

Exhibit 10.1

Saul Centers, Inc.

05/08/2018
09:12 AM

Exhibit A

Ownership of Saul Holdings Limited Partnership

		Common Stock/Units			Common Stock/Units	
		%	#	Ashbrook Issuance	%	#
Saul Centers, Inc.	General Partner	74.51%	22,286,615	-	74.08%	22,286,615
B F Saul Real Estate Investment Trust	Limited Partner	10.08%	3,014,462	176,680	10.61%	3,191,142
Dearborn, LLC	Limited Partner	6.43%	1,924,388	-	6.40%	1,924,388
Avenel Executive Park Phase II, LLC	Limited Partner	0.04%	11,299	-	0.04%	11,299
SHLP Unit Acquisition Corp	Limited Partner	5.14%	1,538,005	-	5.11%	1,538,005
B. F. Saul Property Company	Limited Partner	0.95%	284,417	-	0.95%	284,417
Westminster Investing, LLC	Limited Partner	0.92%	275,644	-	0.92%	275,644
Van Ness Square Corporation	Limited Partner	1.92%	574,111	-	1.91%	574,111
Partnership Unit Totals		25.49%	7,622,326	176,680	25.92%	7,799,006
Totals		100.00%	29,908,941	176,680	100.00%	30,085,621

Ashbrook Purchase	$8,834,000
Share Price	$50.00
Units Issued	176,680